SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8 - K


                                 Current Report
                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported):  August 26, 2004


                               CALPROP CORPORATION
             (Exact name of registrant as specified in its charter)


          California                       1-6844                 95-4044835
-------------------------------    ------------------------   ----------------
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)

    13160 Mindanao Way, Suite 180, Marina Del Rey, California         90292
    ---------------------------------------------------------       ----------
    (Address of principal executive offices)                        (Zip Code)

       (Registrant's telephone number, including area code) (310) 306-4314
                                                            --------------

                                 Not Applicable
              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report.)

      Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A-2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 26, 2004, Mark F. Spiro, the Chief Financial Officer of the Company, resigned as the Chief Financial Officer and as a director of the Company.

Henry Nierodzik was appointed as the Chief Accounting Officer of the Company on August 16, 2004.

Mr. Nierodzik is 46 years old.

Prior to his appointment as the Chief Accounting Officer of the Company on August 16, 2004, Mr. Nierodzik has not held any other position or office with the Company.

No arrangement or understanding exists between Mr. Nierodzik and any person in connection with his appointment as the Chief Accounting Officer of the Company.

Mr. Nierodzik does not have a family relationship with any other director or executive officer of the Company.

From February 1991 through August 2004, Mr. Nierodzik was employed as the Accounting Manager for the Roman Catholic Archdiocese of Los Angeles. The Roman Catholic Archdiocese of Los Angeles is a multi-entity non-profit corporation with a $2,700,000,000 consolidated balance sheet. The Roman Catholic Archdiocese of Los Angeles is not affiliated with the Company.

As the Accounting Manager of the Roman Catholic Archdiocese of Los Angeles, Mr. Nierodzik was responsible for the annual audit, banking relationships, all aspects of the accounting department and payroll. Mr. Nierodzik supervised a staff of between 5 to 14 people.

Since the beginning of the Company's last fiscal year, Mr. Nierodzik has been hired as the Chief Accounting Officer of the Company at an annual salary of $85,000. Mr. Nierodzik's position as the Chief Accounting Officer of the Company is an at-will position.

Mr. Nierodzik was elected as a director of the Company on August 30, 2004, by the Company's board of directors, to fill the vacancy created when Mr. Spiro resigned as a director.

There is no arrangement or understanding between Mr. Nierodzik and any other person pursuant to which Mr. Nierodzik was selected as a director.

Mr. Nierodzik has not been and is not expected to be appointed to any committee's of the Company's board of directors.

Since the beginning of the Company's last fiscal year, Mr, Nierodzik has been hired as the Chief Accounting Officer of the Company at an annual salary of $85,000. Mr. Nierodzik's position as the Chief Accounting Officer of the Company is an at-will position.

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

                                   SIGNATURES
                                   ----------


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                       CALPROP CORPORATION



                   By: /s/ VICTOR E. ZACCAGLIN
                       -----------------------------------
                       Victor E. Zaccaglin
                       Chief Executive Officer
                       September 1, 2004


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